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Exhibit 10.7.1

FIRST AMENDMENT TO
TO MASTER LEASE AGREEMENT NO. CONVX

        THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT NO. CONVX ("Amendment") is made and entered into as of this 28th day of September, 2006, by and between ATEL Ventures, Inc., a California Corporation, with its principal office at 600 California Street, 6th Floor, San Francisco, CA 94108 ("Lessor") and Convio, Inc. with its principal office at 11921 N. Mopac Expressway, Suite 200, Austin, TX 78759 ("Lessee").

        WHEREAS, Lessor and Lessee have entered into a Master Lease Agreement No.CONVX dated as of March 15, 2006 (each Equipment Schedule as it incorporates the Master Lease Agreement being hereinafter referred to as a "Lease"); and,

        WHEREAS, Lessor and Lessee now desire to amend the Lease as hereinafter set forth.

        NOW THEREFORE, the parties hereto agree as follows: Section 3 (c)) (viii) to change 180 days to 270

        Except as is herein specifically amended, all of the terms, covenants and provisions of each Lease remain in full force and effect.

        All capitalized terms used herein and not otherwise defined shall have the same meaning as in each Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written above.

ATEL Ventures, INC. ("Lessor")		CONVIO, INC. ("Lessee")
By:	/s/ Paritosh K. Choksi	By:	/s/ James R. Offerdahl
Title:	Executive Vice President	Title:	Chief Financial Officer

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  Exhibit 10.7.1
FIRST AMENDMENT TO TO MASTER LEASE AGREEMENT NO. CONVX